Exhibit 99.1

       Forward-Looking Statements

Certain statements made in these presentations that are not historical facts may constitute “forward-looking” statements under the Private Securities Litigation Reform Act of 1995, including those that are signified by words such as “anticipate”,
“believe”, “expect”, “estimate”, “target”, and similar expressions. These forward-looking statements reflect the current views of CIT and its management and are subject to risks, uncertainties, and changes in circumstances. CIT’s actual results or performance may differ materially from those expressed in, or implied by, such forward-looking statements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, and other factors described in our Form
10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended September 30, 2005. CIT does not undertake to update any forward-looking statements.

Non-GAAP Financial Measures

The data provided in these presentations have been modified from our previously reported periodic data, including, but not limited to, the exclusion of certain non-core transactions and nonrecurring events, because management believes that the data presented herein better reflects core operating results. As such, the data will vary from comparable data reported in CIT’s Forms 10-K and 10-Q. The data provided in these presentations have not been examined by independent accountants and is not presented in accordance with generally accepted accounting principles (“GAAP”).

These presentations include certain non-GAAP financial measures, as defined in Regulation G promulgated by the
Securities and Exchange Commission. Any references to non-GAAP financial measures are intended to provide additional information and insight into CIT’s financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP and may be different from or inconsistent with non-GAAP financial measures used by other companies.

For a reconciliation of these non-GAAP financial measures and a list of the transactions and events excluded from the data herein, please refer to the tables on the following page.

Please refer to the Company’s SEC filings on Forms 10-K and 10-Q for consolidated financial results prepared in accordance with GAAP.

Data as of or for the period ended September 30, 2005 unless otherwise noted.

$       5,195.6

$   5,731.0

$   5,787.0

Total Tangible stockholders' equity

            255.5

        253.8

        252.5

Preferred capital securities

                 -

             -

        500.0

Preferred Stock

         4,940.1

     5,477.2

     5,034.5

Tangible common stockholders' equity

           (487.7)

      (596.5)

    (1,003.8)

Goodwill and intangible assets

               (7.7)

          (8.5)

         (20.5)

Unrealized (gain) loss on securitization investments

              41.3

          27.1

         (15.5)

Other comprehensive loss relating to derivative financial instruments

$       5,394.2

$   6,055.1

$   6,074.3

Total common stockholders' equity

Total Tangible stockholders' equity:

$     36,189.3

$ 41,313.6

$ 49,483.4

Earning assets

       (3,894.6)

   (3,847.3)

   (4,267.1)

Credit balances of factoring clients

$     40,083.9

$ 45,160.9

$ 53,750.5

Total financing and leasing portfolio assets

Earning assets:

$     49,735.6

$ 53,470.6

$ 61,289.9

Managed assets

         9,651.7

     8,309.7

     7,539.4

Securitized assets

       40,083.9

   45,160.9

   53,750.5

Total financing and leasing portfolio assets

            249.9

        181.0

          31.1

Equity and venture capital investments (included in other assets)

            918.3

      1,640.8

     1,848.4

Finance receivables held for sale

         7,615.5

     8,290.9

     9,184.4

Operating lease equipment, net

$     31,300.2

$ 35,048.2

$ 42,686.6

Finance receivables

Managed assets:

12/31/2003

12/31/2004

9/30/2005

Non-GAAP financial measures disclosed by management are meant to provide additional information and insight relative to trends in the business to investors and, in certain cases, to present financial information as measured by rating agencies and other users of financial information.  These measures are not in accordance with, or a subsitute for, GAAP and may be different from, or inconsistent with, non-GAAP financial measures used by other companies.

Non-GAAP Reconciliation

Non-Core Items

0.08

17.6

0.0

Commercial Finance

Provision for income taxes

Release of international tax reserves

Q3

2005

(0.06)

(11.9)

(20.0)

Specialty Finance

Other revenue

(Loss) on sale of manufactured housing

Q3

2005

(0.25)

(52.9)

(86.6)

Commercial Finance

Other revenue

(Loss) on sale of commercial and business aircraft

Q3

2005

0.34

69.7

115.0

Corporate

Other revenue

Gain on sale of real estate investment

Q3

2005

(0.02)

(4.4)

(6.8)

Corporate

Other revenue

Retained interest impairment from hurricanes Katrina and Rita

Q3

2005

(0.11)

(23.3)

(35.9)

Corporate

Provision for credit losses

Reserves for hurricanes Katrina and Rita

Q3

2005

(0.08)

(16.5)

(25.2)

Corporate

Provision for restructuring

Provision for restructuring

Q2

2005

0.07

14.4

22.0

Commercial Finance

Other revenue

Gain on sale of business aircraft

Q2

2005

(0.04)

(9.3)

(15.7)

Specialty Finance

Other revenue

(Loss) on sale of manufactured housing

Q4

2004

(0.04)

(8.7)

(14.0)

Corporate

Other revenue

(Loss) on venture capital investments

Q4

2004

0.12

26.8

43.3

Corporate

Provision for credit losses

Release of telecom reserves

Q4

2004

0.12

25.9

41.8

Corporate

Gain on redemption of debt

Gain on call of PINEs debt

Q1

2004

(0.17)

(37.5)

(60.5)

Corporate

Other revenue

Loss on venture capital investments

Q4

2003

0.15

31.2

50.4

Corporate

Gain on redemption of debt

Gain on call of PINEs debt

Q4

2003

EPS Impact

After-Tax

Pre-Tax

Group

P&L Line Item

Item Description

Impact on Income

EXECUTIVE OVERVIEW

Jeffrey M. Peek

Chairman and Chief Executive Officer

Today’s Agenda

Executive Overview

Sales & Marketing

Specialty Finance

Commercial Finance

Credit

Finance

2006 Outlook

Jeff Peek

Walter Owens

Tom Hallman

Rick Wolfert

Larry Marsiello

Joe Leone

Jeff Peek

2

Vision

Relationship-driven

Uniquely positioned in middle market

Unparalleled experience and expertise

The leading global finance company
for the middle market

3

Taking Action Quickly

Align organizational energies

Recruit new talent to complement existing team

Implement risk-based capital allocation

Focus on strategy

4

A Differentiated Corporate Strategy

Focus on most attractive opportunities in commercial
middle market in U.S. and globally

Active portfolio management – enter, grow, fix

Industry specialized customer teams with necessary
expertise and relationship focus

Broad product offering to deepen customer relationship

Reinvest in sales and IT

Leverage scale across businesses to contain costs

Maintain historic discipline (no compromise for growth)

Active management of portfolio exposures

Risk-based capital allocation

Diversification of funding sources including deposits

Sector
Alignment

Client

Focus

Productivity
Management

Credit and Risk
Management

Capital
Discipline

Build to script

5

Organizing Around our Customers

Provides factoring
and other trade
products to
companies in retail
supply chain, with
increasing
international focus

Trade
Finance

Provides longer-
term, large ticket
equipment, leases
and other secured
financing to
companies in rail
and aerospace
industries

Transportation

Finance

Provides
lending, leasing
and other
investment
banking
services to
middle market
companies, with
a focus on
specific
industries

Corporate
Finance

Provides financing
to manufacturers
and distributors
around the globe

Vendor
Finance

Provides
asset backed and
government
secured loans to
consumers and
small businesses,
leveraging broker
and intermediary
relationships

Consumer/

SBL

build to
script

6

Deliver Strong Financial Results While
Investing in Growth

Return on Tangible Equity

Revenue ($ millions)

Net Income ($ millions)

9 months

9 months

9 months

9 months

2,215

2,452

573

720

1,965

658

7

13%

14%

15%

16%

17%

18%

Q1 04

Q2 04

Q3 04

Q4 04

Q1 05

Q2 05

Q3 05

SALES & MARKETING

Executive Vice President, Chief Sales & Marketing Officer

Walter J. Owens

Articulate growth opportunity

Assess current capabilities

Provide roadmap for growth and 2005 progress

Lay out 2006 sales execution plan

Key Takeaways

2

Huge Opportunity to Grow: Execution is Key

Well Positioned to Grow

Small share of huge
fragmented markets

Strong customer value
propositions

Best-in-class risk capabilities

2%

10%

2000-2004

2008

Increasing
Organic Growth
Rate

* Excludes Venture Capital gains

Revenue Growth*

3

Focusing on Revenue Growth

Available Drivers

Size / Share of addressable market

Channel penetration

Share of wallet

Deals seen

Conversion efficiency

Assimilation effectiveness

Selling face time

Market
Share

Sales Force
Size

Sales
Productivity

Growth

Number of new hires

Turnover optimization

Compensation alignment

Talent strength

4

Well Positioned with Ample Room for
Growth

Note: All figures above are based on 2004 data except railcar share position which is from 2005 figures

#3 position in
aerospace with
2% global
market share

#3 lessor of rail
cars in US with
9% share

Emerging player
in corporate
finance, with
2% share

Top three
independent
equipment lessor
worldwide, 3%
share of global
market

#1 in SBA
lending, with 6%
market share

Top ten originator
of consolidation
loans, but
1% share in
FFELP

Top 20 player in
home lending with
1% market
share

#1 player in US
market, but only
4% of
worldwide
market

Trade
Finance

Transportation

Finance

Corporate
Finance

Vendor
Finance

Consumer/

SBL

5

Commercial Finance

Scaling our Competitive Strengths

Value Proposition

Strong risk structuring capabilities
allow CIT to stand behind our
customers in good and bad times

Specialty Finance

Value Proposition

Superior product and processing
skills delivered in a flexible and
customer focused business model

“CIT acts like a true partner and works
with me to service my customers”

“CIT has unique processing and back
office capabilities”

“GE is transactional, CIT invests in
building relationships”

“CIT has strong risk screening
capabilities”

Quote Source: CIT “Voice of the Customer” Survey

6

Sales Productivity Next Steps

Create and retain long-term profitable relationships

Drive penetration of key intermediaries

Develop a targeted direct calling capability

Lever strong customer relationships to sell “One CIT”

Sales Force Size / Quality

Complete a targeted sales build-out

Build a high performing sales culture

Focusing our Sales Efforts

7

Key Takeaways

Articulate growth opportunity

Assess current capabilities

Provide roadmap for growth and 2005 progress

Lay out 2006 sales execution plan

8

Recent History Tells a Slow Growth Story

Sales Force Headcount

Revenue

Salesperson Productivity

2002

2003

($ billions)

2004

996

2002

2003

2004

1,077

1,081

$2.4

2002

2003

2004

$2.0

$2.3

($ millions)

Flat growth in a very
competitive environment

Played defense coming out of
Tyco ownership

Lack of focus on sales
leadership and sales execution

Performance Drivers

$2.4

$2.2

$2.5

9

Evaluated the “Current” State of Sales

Voice of Sales Survey

800+ responses

Capability Assessment

100% completion rate

Sales Talent Assessment

90%+ sales coverage

10

Sales
Execution

Using lead
generation and
sales automation
tools to find new
customers

Sales
Leadership

Building and
developing sales
forces

Aligning growth
targets with
incentive
compensation

Focusing and
deploying sales force
by industry and
channels

Organization
Alignment

Targeting sales force
on specific market
segments where CIT
is most competitive

Strategic
Planning

And We Identified Key Capabilities to Build

11

Key Takeaways

Articulate growth opportunity

Assess current capabilities

Provide roadmap for growth and 2005 progress

Lay out 2006 sales execution plan

12

Phased Approach to Growth

2005

Phase I

Build Strong
Foundation

Create sales
organization

Energize sales
force

Focus front ends

Implement sales
automation

2006

Phase II

Drive Core Competitive
Advantages

Execute sales
plans

Build out
sales force

Drive productivity

Sell “One CIT”

Expand Core to
Accelerate Growth

2007-2008

Phase III

Drive
customer loyalty

Expand the core

New geographies

New markets

New products

13

13

Energized Sales Team

Communicated
Message

Touched 80% of
sales through 7
global and
regional sales
summits

Aligned CIT to Grow

Risk

Operations

Improved
Alignment

Listened
to Sales

Gained
buy-in and
developed
bottoms up
priorities

14

14

Organized Sales For Growth

Created team
of 8 senior
sales
professionals

Designated
senior sales
leader in all
business units

Implemented
councils to speed
decision making and
prioritization

Sales Councils

Corporate Sales

Chief Sales
Officer

Growth Culture

15

Refocused and Redeployed our Sales Forces

Organized to sell how
customers want
to buy

Controls full range of
products and services

Different coverage
models required for
middle versus
large market

Relationship selling is
incremental

Borrower
size

5

500

Borrower credit quality

Sub-D

AAA

Relationship Accounts

Historical CIT Sweet Spot

Example: Commercial Finance Verticals

($ millions)

16

Automated the Front End

Automate / simplify tasks

Increase face time with
customers

Get to the right prospect at
the right time

Market coverage
view

Drivers of wins and
losses

Measure sales force
performance

Benefits for
Salespeople

Benefits for
Sales Managers

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

2005

Vendor
Evaluation

System Design

System
Implementation

Ongoing Use

We are here

17

Results Starting to Pay Dividends

Sales Force Headcount

Revenue ($ billions)

Sales Person Productivity ($ millions)

Revenues flat in tough pricing
environment

Fees offset softness in volumes

Top graded and turned over 300
sales heads

Hired 500 new sales professionals

Increased industry focus and higher
account penetration offset by new hire
productivity

Performance Drivers

$1.8

9 months

2004

YTD 2005

$2.0

1,077

1,276

$1.7

$1.6

Sep-04

Sep-05

9 months

2004

YTD 2005

18

Key Takeaways

Articulate growth opportunity

Assess current capabilities

Provide roadmap for growth and 2005 progress

Lay out 2006 sales execution plan

19

2006 Priorities Focus on Driving Execution

Execution

Drive
rigorous
execution

Leadership

Leaders own
growth agenda

Align to accelerate
growth

Alignment

Find more
opportunities

Strategy

SALE

20

Sales Execution Linked to Strategy

Strategy

New disciplined approach to
sales planning

Key initiatives prioritized and
resourced

Sales leaders own execution
with compensation tied to
performance

Metrics monitor progress

21

Enhancing the Hiring Process

Total Front-Line Sales Talent

1,575

1,275

Finding the Right
People

Hiring Them Quickly
and Efficiently

Assimilating to
Accelerate
Productivity

Competencies

In-house recruiter(s)

Screening process

Interview process

Approval process

On-boarding process

Deal strike zones

Technology support

Sales support

Net Increase

300 People

Alignment

22

Objective

Shorten cycle time for
1st closed deal by 50%

Key Areas of Focus

Business information

Systems and tools training

Deal process

Contact lists

Risk parameters

And Accelerating Productivity

Leadership

23

23

Enhancing Customer Targeting

White space analysis

Market segmentation

Monthly dashboards

Identifying Opportunities

Tools identify high-priority
prospects

Company analyses to
support calling

Targeting Customers

Execution

24

Pilot Project Driving “One CIT”

Industry verticals

Strategic
accounts

High

Low

Complexity

Equity
Sponsors

M&A Group

Cross-BU
programs

Target
marketing

c it pay

BU referral
programs

Multiple Approaches to Driving Share of Wallet

Share Leads

Share
Customer
Databases

Combine
Sales Force

Enterprise
Sell

Alignment

25

Driving Progress with Better Visibility

Are we Seeing the Market?

Deals seen

Deals closed

Is our Sales Force Growing?

Sales force size

Time to first deal

Are we More Productive?

Profit per salesperson

Conversion rates

Penetration rates

26

Growing in 2006 and Beyond

Growing
Market Share

Completing
Sales Force
Build-out

Focusing on
Sales
Execution

+

=

Drive Core
Competitive
Advantages

Expand Core to
Accelerate Growth

2005

Phase I

Build Strong
Foundation

2006

Phase II

2007-2008

Phase III

27

SPECIALTY FINANCE

Thomas B. Hallman

Vice Chairman, Specialty Finance

Key Takeaways

Distinctive value proposition

Efficient operating model

Strong and consistent growth across business groups

Large and growing commercial and consumer customer base

Strategic imperatives to accelerate organic growth

Specialty Finance:  At-a-Glance

$14 B volume year-to-date

700 sales
professionals

We deliver quantifiable value to vendor and consumer
markets through our core strengths in relationship
management, risk and behavior scoring capabilities and
global servicing reach

29 countries

$27 B managed assets

3,000+ relationships

1.4 M commercial customers

3.6 M consumers

Home
Lending

Technology

Construction

Healthcare

Industrial

Student
Lending

Small
Business
Lending

Two Major Business Groups

Consumer / Small Business

(United States)

Vendor Finance

(Global)

Global Insurance Services

CIT Bank (US)

Global Capability Supported by Efficient
Shared Services Model

Europe

Dublin, Ireland

Asia Pacific

Hong Kong

South Pacific

Sydney, Australia

Canada

Burlington, ON

United States

Jacksonville, FL

Vendor Finance

Austin, TX

Dell Financial Svcs.

Libertyville, IL

Snap-On Credit

Livingston, NJ

Small Business

Oklahoma City, OK

Consumer Lending

Cleveland, OH

Student Lending

Latin America

Miami Lakes, FL

5

Financial Highlights

Revenue ($ billions)

Net Income ($ millions)

Return on Equity

9 months

9 months

9 months

9 months

1.0

1.1

0.9

261

324

290

Vendor Finance: At-a-Glance

CIT Vendor Finance through its market leading leasing and
lending product capability, relationship structuring skills, global presence, scalable shared services platforms and best-in-class sales teams provides vendors and intermediaries with financial solutions to maximize customer sales

$7.2 B volume year-to-date

375 sales
professionals

29 countries

$13.4 B managed assets

Strong and Profitable Growth

2003

2004

YTD 2005

Net Income ($ millions)

Volume ($ billions)

2003

2004

YTD 2005

7.2

8.2

9.1

199

251

216

9 months

9 months

9 months

9 months

Vendor Finance ROE: 24% year-to-date

Large and Growing Global Market

Other
3%

Asia
16%

North
America
44%

Europe
37%

Total Vendor Leasing Volume = $318 B

Large and fragmented market

Subsectors with significant annual
growth

International markets growing
faster than U.S.

Europe leasing growth 13%

Asia leasing growth 17%

Focused on growth in rapidly
growing sectors and geographies

Source: 2005 World Leasing Yearbook; 2005 Monitor 100

Broad Global Reach

IT

Telecom

Office Equipment

Printing

Construction

Test Equipment

Medical

Tools

Software

Other

Americas

Europe

Asia Pacific

New Vendor Relationships

11

Vendor Finance: Strategic Imperatives

Expand sales force

Increase penetration of
current relationships

Enter strategic geographies

Upgrade customer facing
technologies

Broaden product offering

12

Intermediary relationship management

Technology / credit scoring

Servicing expertise

Liquid

Attractive returns

Countercyclical with commercial

Consumer    Dell, Honda etc.

Small Business    Snap-on, Avaya etc.

Large / scalable

Fragmented

Government guaranteed

Consumer and Small Business Characteristics
Match our Core Strengths

Markets

Capabilities

Value to CIT

Vendor Enablers

Strong Consumer and Small Business Trends

2003

2004

YTD 2005

6.7

4.2

5.7

2003

2004

YTD 2005

74

62

73

Net Income ($ millions)

Volume ($ billions)

9 months

9 months

9 months

9 months

Consumer / Small Business ROE: 12% year-to-date (17% excluding SLX)

We deliver value-added lending solutions to mortgage brokers through a national network of sales offices providing a
comprehensive set of competitive products through
superior customer facing technology and servicing capabilities

Home Lending:  At-a-Glance

$4.4 B volume year-to-date

200 sales
professionals

Over 2,000 relationships

$7.8 B managed assets

Average FICO 630

90% owner-occupied

100% appraisal review

92% of loans are first liens

No negative amortization loans

Disciplined lending standards define
a sustainable target market

Source: SMR

2004 Sub-prime Broker Originations

Focused Target Market

CIT Target
Market

(~$80 B)

Total Market = $286 B

16

Strong Portfolio Demographics

81%

80%

77%

Loan to Value

Loan characteristics:

Borrower characteristics:

72%

Reevaluated Loan
to Value at 7/31/05

46%

72%

86%

% Fixed

$112K

$87K

$61K

Loan size

9

9

11

Length of residence

9

9

10

Length of employment

39%

38%

37%

Debt to income

631

625

624

FICO

12/31/99

12/31/03

9/30/05

17

Geographic Diversification

16%

20%

11%

21%

14%

18%

Versus 39%
share of national
sub-prime
volume

Percent of total managed portfolio

Low Delinquency vs. Competitors

Source: Loan Performance Service

90+ Delinquency Comparison by Geography

N.E.
Central

New
England

Mid
Atlantic

South
Atlantic

S.E.
Central

S.W.
Central

N.W.
Central

0.0

2.0

4.0

6.0

8.0

10.0%

Mountain

Pacific

CIT

Sub-prime industry

Home Lending: Financial Performance

YTD 2005

                                Volume

                                Managed assets

                                Efficiency ratio

                                Charge-offs

                                ROE

$4.4 B

$7.8 B

37.8%

0.78%

Mid-teens

Well Positioned Against Market Risks

Increased delinquency
and defaults

Primary impact on higher
value areas and coastal
regions

Decrease in

Housing Values

Increase in

Unemployment

Rise in Interest

Rates

Defaults due to increasing
payments (for floating
loans)

46% of portfolio fixed rate

No option ARM or negative
amortization

Average customer

9 years in residence

9 years in current job

Average loan size = $112K

CLTV = 72%

Geographic diversification

Low participation in resort / condo
markets

Impact

CIT Position

Expand sales force

Enhance front-end technology

Increase scale

Maintain risk and
target market discipline

Focus on broker channel growth

Home Lending: Strategic Imperatives

22

We deliver a broad range of student lending products and
services with distinctive borrower benefits to educational
institutions through a network of dedicated relationship
managers supported through an efficient centralized
processing and servicing capability

Student Lending:  At-a-Glance

$1.8 B volume year-to-date

45 sales
professionals

820 partner schools;
direct channels

$4.6 B managed assets

Large and Growing Market

Major Trends

Strong and consistent growth in lending market

Educational costs outpacing inflation

Exponential growth in on-line education

Excluding Sallie Mae, competitors have a small share of market

Total Stafford and PLUS Volume ($ billion)

Source:  U.S. Department of Education

Rapidly Expanding Partnerships

Partner Schools

Sep-05

2006

820

1000+

551

2004

25

Strong Growth

Direct Channel

Volume ($ millions)

26

1,209

9 months 2005

1,761

School Channel

552

359

826

9 months 2004

1,185

Leading Web Presence

485,000 registered users

Reaches 4.3% of the market

Top 25 ranked website

Over 350,000 unique visitors
per month

Expand school channel
sales force

Enhance web leadership

Broaden product offering

Build best-in-class
servicing capability

Capitalize on cross-sell
opportunities

Student Loan Xpress: Strategic Imperatives

28

We leverage our position as market leader in SBA loans
and our experienced sales force to deliver competitively
priced products and value-added advice to small business
entrepreneurs

Small Business Lending: At-a-Glance

$640 M volume year-to-date

80 sales
professionals

500+ relationships

$1.3 B managed assets

#1 Player in Growing Market

Major Trends

Strong growth rate – CAGR >10%

Market still relatively fragmented – top 25 have <50% share

SBA’s role changing resulting in greater barriers to entry for new and under-scaled competitors

Local banks not experts in SBA loans – emerging correspondent model

0

5

10

15

$20

2000

2001

2002

2003

2004

2005

Market Volume ($ billions)

2004 Competitor Originations ($ millions)

0

200

400

600

800

$1,000

CIT

Wells

Wachovia

US BanCorp

Source: U.S. Small Business Administration; CIT Estimates

Major Alliances and Intermediaries

31

Expand leadership position
in SBA lending

Maintain leading position in
current segments

Enter adjacent small
business markets

Broaden product offering

Capitalize on cross-sell
opportunities

Small Business Lending: Strategic Imperatives

32

Specialty Finance: Strategic Summary

Leading global player

Vendor

Finance

Consumer/

Small Business

Lending

Home Lending

Major share player in target markets

Sales force

New relationships

Increased penetration

Geographic expansion

Student Loan Xpress

Major share player in school channel

Small Business Lending

#1 SBA player with leading position
in target SB markets

Sales force

Increased penetration

Technology leadership

Sales force

New partnerships

Consolidated in-house
servicing

Sales force

Product expansion

New industry segments

COMMERCIAL FINANCE

Vice Chairman, Commercial Finance

Frederick E. Wolfert

Creating a new model for the 21st Century

Focused on large and attractive markets

Enabling growth while maintaining risk discipline

Positioned to deliver strong results through all cycles

Key Takeaways

2

Commercial Finance: At-A-Glance

Profile

Strong middle market focus

Global reach – 60 countries

29 offices – U.S., Canada,
Europe and China

2,250 employees

57,000 client relationships

Financial Highlights

$34 billion in managed assets

$8 billion in YTD loan and lease
originations

$31 billion in YTD factoring
volume

A Recognized Leader in Commercial Finance

3

Financial Highlights

Revenue ($ billions)

Net Income ($ millions)

9 months

9 months

9 months

9 months

Return on Equity

1.1

1.3

1.0

356

472

430

4

Aerospace

Commercial Services

Businesses

Trade Finance

Transportation
Finance

Corporate

Finance

54,000 client relationships

340 sales professionals

900 client relationships

70 sales professionals

2,150 client
relationships

40 sales professionals

Profile

$486 M revenue

$195 M net income

15% ROE

$188 M revenue

$107 M net income

11% ROE

$311 M revenue

$128 M net income

26% ROE

Financial Highlights
(YTD 2005)

Business Groups

Rail Resources

5

Energy & Infrastructure

Healthcare

Business Capital

Global Sponsor
Finance

Construction

Diversified Industries

Communications,
Media & Entertainment

5

The Growth Challenge

Loan and Lease Volume ($ billions)

8.6

7.8

8.7

6

Observations

Unclear growth strategy

Uncoordinated market coverage

Limited advisory services

Built-in silos – difficult to work together

Focus on ROA vs. Risk Adjusted ROE

Initial Business Assessment

Fortress balance sheet

Experienced management team

Broad industry – specific knowledge

Product and risk structuring acumen

Relationship orientation – delivers on
commitments

Loyal customer base

Strong brand

Scale and global reach

Strengths

7

The Business Model

Do we have the right
model and the right
talent to execute the
strategy?

Key Question: How To Drive Growth?

The Market

What is the size of
the opportunity?

How will we
compete?

The Customer

How do we
differentiate our
offering in the market
and provide
customers the value
they demand?

8

Banking

Dramatic Change in Competitive Landscape

Commercial Finance & Leasing

Banks consolidating and moving up-market

Disrupted client relationships

Shifting strategies

1995-2005

9

Huge Opportunity For Growth

Small shares in large fragmented markets

< 2% U.S. Market share

Market
Opportunity

Source: Bain & Company

10

Aerospace

$328 B

Business Capital

$203 B

Healthcare

$159 B

Construction

$104 B

Global Sponsor Finance

$94 B

Energy

$62 B

Media, Communications & Entertainment

$34 B

Customer Requirements

Staying Power through all Cycles

Financial Strength and Capacity

Deliver on Commitments

Access to Decision Makers

Broad Product Offering

Specific Industry Expertise

Experience in Middle Market Lending

11

11

Blueprint for the Future:
 “Client-Centric, Market-Focused Model”

Relationship Managers

Industry “Thought Leaders”

Consultative approach

Develop/manage CIT relationship

Coordinate execution

12

Equipment Finance

& Leasing

Factoring

Asset Based Lending

Corporate Finance

Structured / Project Finance

Advisory Services

Commercial Real Estate
Finance

Products and Services

Target Industries

Direct Coverage

Communications, Media &

Entertainment

Construction

Retail

Healthcare

Energy

& Infrastructure

Aerospace

Diversified Industries

Rail Resources

Private Equity
Sponsors

Intermediaries

and Hedge Funds

Equipment
Manufacturers and
Distributors

Financial
Institutions

Channel Partners

12

Focused on Growth and Productivity

Specific Design

Drives efficiency – leverages technology
and platforms for growth + productivity

Delivers the full value of CIT to customers
– integrates company offerings

Assigns our best sales resources to the right
customers + maximizes effectiveness

Leverages deep product and
industry knowledge across units

Promotes better transparency and
performance management

Provides “One CIT” face to the customer

Expected Benefits

13

“CIT Strike Zone”

Junk

B-

$10M

$50M

$1B

$100B+

B+

BB-

BBB

AAA

Credit rating

Revenue

CIT Target Market

Commercial
Finance
Companies

Regional Banks

Hedge Funds

Finance Companies

Local Banks

Large Banks

Investment Banks

14

Hedge Funds

14

Bulge Bracket
Investment Banks

M&A Advisory

Merchant Banking

Capital Markets

Fairness Opinions

Commercial Real Estate Services

High Yield Underwriting

Equity Underwriting

Investment Banking Services Strategy:
“Bringing Wall Street to Main Street”

CIT Investment
Banking Services

Boutique
Investment Banks

Driving increased fee revenue and incremental loan volume

15

Attracting Top Talent

Significant investment in people to support our growth strategy

Recruited 60 new senior executives – averaging 15+ years experience

New leadership complements existing CIT veterans

16

Completing
Transformation

Moved Aerospace
International to
Ireland

Announced
$2.2 billion Airbus
order

Acquired HBCC and
PLM rail cars

Announced
Canadian
restructuring

Announced
disposition of out of
production aircraft

Launched
Commercial Real
Estate Advisory

Completed Strategic
Planning process

Sold $900 million
corporate aircraft
portfolio

Restructured
Equipment Finance
and Business Credit

Launched Strategic
Planning process

Announced
Commercial Finance
reorganization

Acquired RCM
(SunTrust factoring)
Established Shared
Services

Q4

2005

Q3

2005

Q2

2005

Q1

2005

Major Actions

2006 +

Execute

17

17

Select Business Updates

Trade
Finance

Aerospace

Healthcare

Rail
Resources

Equipment
Finance

18

#1 Market position

Expanded international platform

Deep industry expertise in retail and
consumer goods

Experienced sales and marketing team

$4 billion per month in factoring volume

Trade Finance

Highlights

Growth Agenda

Expanding in adjacent sectors

Textiles, home furnishings and furniture

Housewares, electronics and hardware

Focusing on international expansion

U.S. – Asia and Europe – Asia trade flows

Pursuing major global alliances

28

38

31

Factoring volume ($ billions)

9 months

9 months

19

Aerospace

World Air Travel Now Above 2000 Levels

26
0

240

220

200

180

160

140

120

100

1998

1999

2000

2001

2002

2003

2004

2005

Long-term
trend

Actual
trend

Future
trend

Source: Boeing

The World Fleet Will More Than Double

Regional

Twin Aisle

Single Aisle

747 and larger

2004

2024

40,000

30,000

20,000

10,000

7,200
Replacements

2024

35,300 airplanes

2004
16,800
airplanes

25,700

New Aircraft

Deliveries

# 3 market position

Investing in commercial fleet to meet
increased customer demand

Transferred international to Dublin

Moved closer to customers

Optimized tax structure

Repositioned corporate aircraft business

Highlights

Growth Agenda

Launch Corporate Finance strategy
targeting aerospace and defense sector

Opportunistic “spot market” purchases

Expand international corporate aircraft

20

Investing in technology to deliver best-in-
class service and improved efficiency

Expand direct sales force

Drive sales productivity

Equipment Finance

Highlights

Installed new leadership team with deep
industry expertise

Refocused on core industries –
Construction and Diversified Industries

Increased focus on ROE

Improving cost structure and operating
efficiencies

ROE

8.0%

10.2%

Growth Agenda

21

Organized for success

Hospitals

Long-Term
Care

Outpatient

Managed
Care

Healthcare

Highlights

Launched healthcare
vertical

Hired top industry talent

Grew FTE’s from 20
to 140

Accelerated build-out via
HBCC acquisition

$1 billion in asset growth

>15% of U.S. GDP and growing

Estimated 2004 Industry Financings: $159 billion

Growth Agenda

Leverage 2005
investments and execute

Cross-sell HBCC
customer base

$49

Hospitals

$25

Long-Term Care

$7

Outpatient

$10

Vendor

$8

Physician / Dental Practice

$20

Life Sciences

$15

Managed Care

$25

Specialty Pharma / Medtech

22

Growing the fleet…

…And lengthening terms to lock in
growth and profits

Highlights

#3 market position

Youngest fleet in industry,
80% of fleet < 9 years

Diversified mix of car types

Excellent service reputation

Full economic utilization: 99%

Strong ROEs, with positive trends

* Owned or serviced

Rail Resources

Rail cars under lease*
(thousands)

Average renewal term

(months)

Dec-00

32

Dec-04

52

Sep-05

83

22

38

48

Dec-00

Dec-04

Sep-05

Growth Agenda

Maximize rental rates as existing
leases renew

Seek opportunistic bulk purchases

Launch Corporate Finance
strategies

23

A Diverse Portfolio of Growth Businesses

15%+

10-15%

Aerospace

Business Capital

Communications, Media &
Entertainment

Diversified Industries

Energy & Infrastructure

Global Sponsor

Healthcare

Construction

Rail Resources

Trade Finance

Projected earnings growth rate

24

Delivering on Commitments while
Transforming the Business

Return on Equity

Strong momentum going into 2006

New business volume up 30% YTD

Strong pipeline

Earnings up 23% YTD

Credit quality considerably improved

Increasing rate environment favorable

25

New Model for the 21st Century

Improved go-to-market synergies

Sharper focus on growth opportunities

Increased fee income – Investment Banking

Enhanced risk management – domain expertise

Improved transaction execution

Scale and productivity gains

Benefits to CIT

Market focused

Customer centric

End-to-end solutions

Relationship driven

Leverages CIT’s strengths

The Right Model at the
Right Time

Industry expertise valued

Capital expenditures increasing

Large and growing financing needs

Fragmented financing market

Global scope

Focus on Large and
Attractive Markets

26

26

CREDIT OVERVIEW

Lawrence A. Marsiello

Vice Chairman & Chief Lending Officer

Disciplined underwriting practices

Diverse portfolio with broad spread of risk

Strong credit metrics

Supporting growth initiatives

Preparing for the next credit downturn

Key Takeaways

2

Broad and Diverse Portfolio

Northeast

Geography

Europe and Asia

Canada

Southwest

Southeast

Midwest

West

* No other collateral type greater than 3%

Asset / Collateral Type

A/R and

Inventory

Revolvers

Technology

Manufacturing

Construction

Transportation

Land

Other*

RE- Residential

Transportation

Air

RE-Industrial

Government

Subsidized

Healthcare

3

Wide Array of Industries

* No other industry served greater than 3%

Manufacturing

Commercial Air

Home Lending

Transportation

Services

Consumer Other

Construction

Wholesale

Communication

Healthcare

Other*

Retail

Education Lending

4

Client Ratings Reflect Middle Market Focus

1-10 internal risk grading system

Focus on transactions just below
investment grade

Good portion of high quality assets

Little change in our client risk profile

Consistent market focus

Continuously refine underwriting criteria

A-AAA

BBB

BB

B

Below B

Risk grading based on credit quality of obligor and transactional details
(collateral coverage, tenor, etc.)

15%

13%

40%

28%

4%

5

Minimal Concentration Risk

Data based on individual transaction sizes

6

Mix Shift Toward Small Ticket Businesses

Sep-95

Sep-05

$17B

$61B

Composition of Managed Assets

7

Rank         Industry                                   Amount ($ millions)                                   Business                                            Facility Grade

Top 10 Exposures:  Less than 5% of
Portfolio Assets

Data based on aggregate client exposures

8

1.

Retail

360

Trade  Finance

AA

2.

Retail

302

Trade  Finance

BBB

3.

Technology

288

Vendor Finance

A

4.

Retail

230

Trade Finance

BB+

5.

Energy

223

Corporate Finance

CCC

6.

Retail

192

Trade Finance

A

7.

Retail

153

Trade Finance

A+

8.

Retail

144

Trade Finance

A-

9.

Retail

139

Trade Finance

BB

10.

Construction

130

Equipment Finance

BB

Top 10 Non-Accruals:  Represents 0.3% of
Finance Receivables

Data based on aggregate client exposures

9

Rank

Industry

Amount ($ millions)

Business

1.

Aerospace

50

Transportation Finance

2.

Aerospace

33

Transportation Finance

3.

Telecom

15

Corporate Finance

4.

Telecom

12

Corporate Finance

5.

Construction

12

Equipment Finance

6.

Manufacturing

11

Corporate Finance

7.

Telecom

9

Equipment Finance

8.

Healthcare

8

Corporate Finance

9.

Energy

7

Corporate Finance

10.

Aerospace

7

Transportation Finance

Charge-offs Are Below Historic Run-Rate

10

Charge-offs and Recoveries Strong

2002

2003

2004

YTD 2005

11

Forward Markers Remain Strong

3.24%

2.47%

3.93%

2.16%

1.54%

1.28%

Owned Delinquency 60+ days

Non-Performing Assets

Dec-00

Dec-01

Dec-02

Dec-03

Dec-04

Sep-05

Dec-00

Dec-01

Dec-02

Dec-03

Dec-04

Sep-05

1.76%

1.73%

2.16%

3.63%

3.90%

2.98%

12

Solid Loan Loss Reserves

Decrease
reflects addition
of student
lending assets

Reserves ($ millions)

General Reserves as % of Finance Receivables

Dec-00

Dec-01

Dec-02

Dec-03

Dec-04

Sep-05

13

Margin and Charge-offs Are Correlated

18 Year

Avg = 0.79%

18 Year

Avg = 4.08%

14

Factors Influencing Pricing and Structure

Pricing

Influx of
New
Lenders

Robust
Market
Liquidity

Historically
Low Defaults

Rising
Interest
Rates

Rising
Energy
Prices

Structure

15

Forward View of Credit

Default rates start creeping up

Consolidated losses average  0.70% to
0.80% through the cycle

2006 losses below that range

16

Key Objectives Going Forward

Prepare for the next downturn

Support growth initiatives

Launching
new products

Entering
new industries

Expanding
internationally

17

Credit Risk Management Enhancements

New analytics

Installing a powerful Risk
Management System

Creating a two-tiered Risk
Grading System reflecting
probability of default and
loss given default

React quicker

Expanding syndication and
hedging activities to shed
excessive risk and gain
insight on market returns

Do what we do better

Developing common
definitions and methodologies

Linking credit grades to
default rates in pricing models

Driving capital allocation
down to the portfolio and
obligor level

18

Close Working Relationship Between
Credit and Sales

Standardize and streamline credit review process

Pre-approve underwriting criteria and credit risk tolerances

Enhance the knowledge base and skill sets of both credit and sales staff

Accelerate decisioning without cutting corners

19

Preparing for next
downturn

Supporting growth
initiatives

Summary

Key Attributes

Key Initiatives

Disciplined underwriting practices

Diverse portfolio with broad
spread of risks

Solid loan loss reserves

Proactive portfolio
risk management program

20

CFO PRESENTATION

Joseph M. Leone

Vice Chairman & Chief Financial Officer

Strong capital position and disciplined treasury management

Broad based and high quality revenue sources

Further opportunities to enhance productivity and funding

2006 funding and capital update

Key Takeaways

2

Organic
Asset Growth

Opportunistic
Acquisitions

More Than
Supports

Strong Capital Generation

ROTE
16%+

Dividends
15% to 20%

Capital Generation

>12%+

less

equals

3

Increased dividend 23% in Q1 2005

Repurchased shares to cover options

Freed $200 million in capital

Bought back $500 million common
stock – 15% cost

Accelerated Healthcare build-out

Acquired HBCC

Action-Oriented Capital Management

Strong internal capital generation

Reduced discontinued
portfolios $600 million

Issued $500 million of preferred
stock –  6% cost

Sold $900 million of
low-returning business aircraft

Improved ROTE to over 17%

4

Disciplined Capital Allocation

$6.5

$6.8

($ billions)

$0.3 billion
excess capital

Rail

Corporate
Finance

Aerospace

Equipment
Finance

Trade
Finance

Vendor
Finance

Consumer

SLX

$1.0

Required

Actual

0

1

2

3

4

5

6

7

Business

Goodwill

Equity

Equity

5

Building Funding Flexibility

Commercial Paper / Total Debt

Alternate Liquidity* / Short Term Debt

*Alternate Liquidity includes available bank facilities, asset backed conduit facilities and cash

~

6

Extending Debt Maturities

28

1.9 years

3.5 years

Average Term

6%

64%

46%

27%

($ billions)

7

Next Funding Source: CIT Bank

Current

2006 and Beyond

Industrial Bank

Facilitates originations

Standard documentation

Used for Dell Financial
Services program

$400 million of vendor assets

Chartered in 2000

Broaden focus

A funding source

Target 10% of funding

Access Federal Home
Loan Bank

Student loans and mortgages

Timing:  Early 2006

8

3.2 years

43%

2.4 years

48%

$24B

Fixed

$25B   Debt

Amount

Funding (after swaps)

57%

Portfolio

Term

Term

Portfolio

Amount

4.1 years

2.6 years

52%

$26B

Floating

Assets

Effective Matched Funding

$19B       Debt

$6B           Equity

9

Measured Risk Analysis

Accounting measure

Short-term measurement

Earnings sensitivity = $14 million after-tax

Minimal rate sensitivity

Economic measure

Long-term measurement

Equity sensitivity = $111 million

Consistent risk taking

Margin at Risk*

Equity at Risk*

* Based on an immediate 100 basis point rate increase

2002

2003

2004

Q3 05

2002

2003

2004

Q3 05

10

Stable Margin In All Rate Environments

3 month LIBOR

Risk Adjusted Margin

11

High Percentage of Non-Spread Revenue

Fees and other

Equipment gains

Factoring commissions

Securitization gains

12

2005

2004

Operating Group

38%

46%
43% ex. SLX

39%

45%

Efficiency Ratios (incl. corp. allocation)

3-Year Asset
CAGR

6%

Commercial Finance

15%

Specialty Finance

Growing Efficiently

Consolidated Efficiency Ratio

40.2%
ex. SLX

13

In Process

Evaluating 20 processing platforms and systems

Leveraging shared services organizations

Examining offshore opportunities

Developing more automated credit adjudication

Remodeling the Back Office

Completed

Eliminated 17 transaction processing platforms

Consolidated 9 servicing centers

Reduced procurement spending

Servicing international aerospace in Dublin (tax savings)

14

Investing in Revenue Generation

2004

Longer Term

YTD 2005

Front-end

Back-end

Investing Back
Office Savings in

Sales Force

M&A and Real Estate Advisory

Sponsor Finance

Syndication

Insurance

Expense Composition

15

Minimal Impact From Expensing Stock Options

2 - 3%

2%

3%

Pro-Forma
Dilution

$3.09

$3.35

EPS

16

Leasing Businesses

Utilization of Net Operating Loss

Dublin Aerospace Initiative

Improved International Vendor Profitability

Efficient Tax Management

$329

$483

Accounting Provision for Taxes

$64

$115

Cash Taxes Paid

< 35%

35%

39%

Effective Tax Rate

2006 (E)

YTD 2005

2004

Income Taxes: Another Expense

Why it is decreasing

Why cash is lower

17

Our 2006 Funding Plan

$2

$8-10

$3

$1

Unsecured Term Issuance
($ billions)

Growth

Maturities

$6

$9

2006 Sources
($ billions)

No significant change in planned commercial
paper or securitization levels

18

Our Case for a Ratings Upgrade

Governance

Experienced management with strong ISS ratings

Profitability

Quality, stable earnings, high returns

Credit Quality

Strong culture, performance and reserves

Funding

Robust liquidity, diverse sources and experienced

Capital

Strong base with disciplined management

Premium name with leadership positions

Franchise

19

Support
Quality
Growth

Even Stronger Fundamentals

20

Broader Based Revenues

More Diverse Funding

Improving Productivity

Enhanced Capital Position

Long-
standing
Credit and
Control
Culture

20

2006 OUTLOOK

Jeffrey M. Peek

Chairman and Chief Executive Officer

What You Have Heard Today

Vision &

Strategy

Sales & Marketing

Business Execution

Risk Management & Capital Discipline

Trade
Finance

Transportation
Finance

Corporate
Finance

Vendor
Finance

Consumer /
SBL

2

Targets

16.4%

27%

YTD 2005

Updated

Initial

15%

Mid-teens

16%+

ROTE

20%+

EPS growth

Exceeding Our 2005 Targets

3

Execution of our Strategy Will
Drive 2006 Results

Trade Finance, Vendor Finance, Corporate Finance
initiatives critical to success

Invest in Energy, Advisory and Technology

Grow sales force from 1,275 to 1,575

Increase pipeline visibility through Salesforce.com

Leverage strategic account program

Pursue next round of expense opportunities, including
offshoring and further platform consolidation

Invest in technology

Expand analytics, syndication and hedging

Maintain historic discipline (no compromise for growth)

Further diversify funding including brokered deposits
through CIT Bank

Implement risk-based capital allocation at customer level

Sector
Alignment

Client

Focus

Productivity
Management

Credit and
Risk Management

Capital
Discipline

build to script

4

Looking Ahead

Trade
Finance

Maintain #1 position
in U.S. market

Leadership in
attractive non-
traditional segments

Build international
platform

The leading global finance company for the middle market

Transportation

Finance

Leadership position
(top 3 player)

The most modern
fleet

Participation in
emerging air markets
(Asia and India)

Increasing
penetration of non-
spread products

Corporate
Finance

Partner of choice for
middle market
companies

A leader in each
target customer-
focused market

Increasing
penetration of non-
spread revenue

Vendor
Finance

The #1 global provider
of vendor finance

Increasing penetration
of current partners
within and across
geographies

Scale global back-
office platforms

Consumer/

SBL

#1 provider of sub-
prime home lending
with targeted brokers

The #1 SBA lender in
U.S.

Leader in student
lending (top 5 player)

Continued provider of
growth and earnings
diversification

5